Exhibit 10.2


                                  AMENDMENT TO
                                 LOAN DOCUMENTS
                                 (KOHL'S RANCH)

     This Amendment to Loan Documents ("Amendment") is made and entered into as of October 31, 2001 by and between ILX Resorts Incorporated, an Arizona corporation ("ILX"); Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("Abrigados"), Premiere Development Incorporated, an Arizona corporation ("Premiere"), ILE Sedona Incorporated, an Arizona corporation ("ILE"), VCA Tucson Incorporated, an Arizona corporation ("VCA Tucson"), VCA South Bend Incorporated, an Arizona corporation ("VCA South Bend") and VCA Nevada Incorporated, an Arizona Corporation ("VCA Nevada") (collectively, the "ILX Entities") whose address is 2111 East Highland Avenue, Suite 210, Phoenix, AZ 85016; and Litchfield Financial Corporation, a Massachusetts corporation ("Lender"), whose address is 13701 West Jewell Avenue, Suite 200, Lakewood, CO 80228.

                                    RECITALS:

     A. Under date of March 19, 1999 ILX and Lender entered into a certain Secured Construction Loan Agreement pertaining to, INTER ALIA, Lender's loan to ILX in the amount of $2,830,000.00 for the purpose of financing the construction of improvements at the Kohl's Ranch project located in or near Payson, Arizona. This Secured Construction Loan Agreement was subsequently modified by a certain May 7, 1999 letter agreement by and between Borrower and Lender, and a June 11, 1999 letter from Lender to Borrower (collectively, the "Letter Agreements"), which pertain, INTER ALIA, to the amount and application of certain release prices to be paid by Borrower to Lender. The loan contemplated by the foregoing documents is hereinafter referred to as the "Kohl's Ranch Loan" and the documents executed in connection therewith are hereinafter referred to as the "Kohl's Ranch Documents".

     B. Under date of November 24, 1998 certain of the ILX Entities as Borrower and Lender entered into a certain Secured Loan Agreement (ILX Resorts
Incorporated: San Carlos Inventory Development, Los Abrigados Sales Center Construction, Term Loan Restatement Project). This Secured Loan Agreement pertained, INTER ALIA, to a loan from Lender to the ILX Entities in the amount of $2,300,000.00 for the purpose of acquiring and developing timesharing inventory located at the San Carlos Resort, Guaymas, Senora, Mexico (the "San Carlos Inventory Development Loan") and $800,000.00 for the purpose of constructing a new sales center to be located at Los Abrigados Resort, Sedona, Arizona (the "Sales Center Loan"). The San Carlos Inventory Development Loan and Sales Center Loan were evidenced by a $3,100,000.00 Secured Construction and Inventory Development Promissory Note dated November 24, 1998. Pursuant to this Secured Loan Agreement, a certain July 29, 1998 Secured Term Promissory Note from the ILX Entities to Lender in original principal amount of $2,485,000.00 was amended and restated and, in connection therewith, the ILX Entities executed and delivered to Lender a certain Amended and Restated Secured Promissory Note in original principal amount of $2,485,000.00, pertaining to the Los Abrigados Resort (the "Restated Loan". Hereinafter, the loans described in the aforementioned November 24, 1998 Secured Loan Agreement are referred to, collectively, as the "Combination Loan," and the loan documents executed in connection therewith are referred to as the "Combination Loan Documents."

     C. Under date of June 12, 1998 certain of the ILX Entities as Borrower and Lender entered into a certain Secured Line of Credit Lending Agreement (ILX Resorts - Global Facility) pertaining, INTER ALIA, to a $40,000,000.00 loan from Lender to Borrower secured, INTER ALIA, by Pledged Accounts. Hereinafter, the loan contemplated by the aforesaid Secured Line of Credit Lending Agreement and the loan described therein is referred to as the "Global Loan," and the documents executed in connection therewith are referred to as the "Global Loan Documents".

     D. Under date of September 17, 1998 certain of the ILX Entities as Borrower and Lender entered into a certain Amended and Restated Secured Line of Credit Lending Agreement (ILX Incorporated) pertaining, INTER ALIA, to a $3,500,000.00 loan from Lender to Borrower secured, INTER ALIA, by Pledged Accounts. Hereinafter, the loan contemplated by the aforesaid Amended and Restated Secured Line of Credit Lending Agreement is referred to as the "Non Conforming Loan" and the documents executed in connection therewith are referred to as the "Non Conforming Loan Documents."

     E. ILX has requested that Lender increase the maximum principal amount of the Kohl's Ranch Loan from $2,830,000.00 to$8,030,000 for the purpose, INTER ALIA, of the providing of funding for the improvements of certain real property owned or leased by the ILX Entities including the projects located in Las Vegas, Nevada known as The Greens of Las Vegas Golf Center, the Bell Rock Inn located in Oak Creek, Arizona and The Carriage House, and the Los Abrigados Resort located in Sedona, Arizona, as more fully set forth below.

     F. As a condition to granting ILX's request to increase the amount of the Kohl's Ranch Loan, Lender requires certain modifications to the various Loan Documents referenced above, as hereinafter set forth.

     The parties desire to enter into this Amendment in order to memorialize their agreements with respect to the foregoing as hereinafter set forth.

                                   AGREEMENTS:

     In consideration of the foregoing Recitals, which are incorporated herein by reference, the covenants and agreements hereinafter set forth, the legal adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree:

     1. AMENDMENT CONTROLS. In the case of any conflict between the terms of this Amendment and the provisions of the above described Kohl's Ranch Loan Documents, the Combination Loan Documents, the Non Conforming Loan Documents and/or the Global Loan Documents (collectively, the "Loan Documents"), the provisions of this Amendment shall control. Except as specifically modified hereby, the parties hereby ratify, reaffirm, and restate the terms of each of said Loan Documents.

     2. DEFINED TERMS. Any capitalized term not defined herein shall have the meaning set forth in the applicable Loan Documents referenced above.

     3. STATUS OF LOANS. As of September 30, 2001 the outstanding balance on the above-described Loans are as follows:

         LOAN                                    PRINCIPAL BALANCE AS OF 9/30/01
         ----                                    -------------------------------
Kohl's Ranch Loan                                         $ 1,638,432.15
San Carlos Inventory Development Loan                     $         0.00
The Sales Center Loan                                     $         0.00
The Restated Loan                                         $   931,375.55
The Global Loan                                           $16,774,927.96
Non Conforming Loan                                       $   390,207.59

The ILX Entities, and each of them, hereby acknowledge that Lender is current in the performance of all obligations under the above-referenced Loans and Loan Documents, and as of the date set forth in the introduction to this Amendment, the ILX Entities, collectively, and each of them individually, warrant and represent that they have no defenses, set-offs, or counterclaims to their liability to Lender under the subject Loans or the Loan Documents pertaining to same. Without waiving the generality of the foregoing and in consideration of Lender's execution of this Amendment, and in further consideration of Lender's agreement to increase the maximum principal amount of the Kohl's Ranch Loan to $8,030,000.00 as hereinafter provided, the ILX Entities individually and collectively hereby waive and release any and all counterclaims, set-offs, or defenses against liability under the subject Loans or Loan Documents arising on or before the date of this Amendment.

     4. AMENDMENTS KOHL'S RANCH LOAN AND KOHL'S RANCH LOAN DOCUMENTS. The Kohl's Ranch Loan and Kohl's Ranch Loan Documents are hereby amended in the following respects:

          a. INCREASE IN MAXIMUM OF KOHL'S RANCH LOAN. The maximum principal amount of the Kohl's Ranch Loan is hereby increased from $2,830,000.00 to $8,030,000.00

          b. EXTENSION OF KOHL'S RANCH LOAN BORROWING PERIOD. The period during which Lender will make non-revolving Advances to Borrower pursuant to the Kohl's Ranch Loan Documents as modified hereby, is hereby extended to March 31, 2003 (the "Extended Borrowing Period"). During the Extended Borrowing Period Borrower shall continue to make regular minimum quarterly principal reduction payments in the amount of $176,813.00 per quarter.

          c. EXTENSION OF LOAN TERM AND INCREASE IN MINIMUM QUARTERLY PRINCIPAL REDUCTION Payments. The Maturity Date of the Kohl's Ranch Loan is hereby extended from April 15, 2003 to April 1, 2006, at which time all unpaid principal and interest shall be fully due and payable. The maturity date of the Kohl's Ranch Loan is subject to acceleration if an Event of Default shall occur. From and after the end of the Extended Borrowing Period referenced above in paragraph 4.b., the minimum quarterly principal reduction payment shall be increased from $176,813.00 (which shall be paid during the Extended Borrowing Period) to an amount equal to one twelfth of the principal balance outstanding on the Kohl's Ranch Loan on the last day of the Extended Borrowing Period. By way of example, in the event the principal balance is $6,000,000.00 on the last day of the Extended Borrowing Period, the minimum quarterly principal reduction payment would be $500,000.00 ($6,000,000.00 divided by 12) per quarter until the Kohl's Ranch Loan is paid in full.

          d. AMOUNT AND APPLICATION OF RELEASE FEES. The amount of the release fee payable to Lender pursuant to the Kohl's Ranch Loan Documents and/or the Combination Loan Documents on or after the effective date of this Amendment is hereby amended as follows:

                                                                  NEW RELEASE FEE PURSUANT
                                          PRIOR RELEASE FEE             TO AMENDMENT
                                        ---------------------     ------------------------
               RESORT                    ANNUAL     BIANNUAL       ANNUAL        BIANNUAL
               ------                   ---------   ---------     ---------      ---------
Stand-alone (non-club) Kohl's Ranch     $1,500.00   $  900.00     $1,500.00      $  900.00
Stand-alone(non-club)Los Abrigados      $1,200.00   $  720.00     $1,200.00      $  720.00
         Premiere Vacation Club         $1,000.00   $  580.00     $1,920.00      $1,152.00

*

          e. APPLICATION OF RELEASE FEES. The revised release fees as set forth above shall be applied to the Kohl's Ranch Loan until the Kohl's Ranch Loan is paid in full. The foregoing application of release fees shall apply unless and until an Event of Default occurs. If an Event of Default occurs, Lender may apply the release fees to obligations owed Lender by the ILX Entities, or any of them, as Lender determines, in Lender's sole discretion. Lender may adjust the above-described release fees if and as necessary in order to assure that the Kohl's Ranch Loan as modified hereby is repaid in full on or before 80% sell-out of existing Vacation Ownership Interests owned by the ILX Entities and pledged to Lender, in which Lender has a first priority duly perfected security interest. Subject to Lender's consent (not to be unreasonably withheld) upon payment of the foregoing release fee, the applicable borrower shall have the right to designate which intervals are released.

          f. USE OF INCREASED KOHL'S RANCH LOAN PROCEEDS. From and after the date hereof, Advances of the Kohl's Ranch Loan may be used for the following purposes only:

----------
* Not applicable - All San Carlos inventory has been annexed to Premiere Vacation Club ("PVC")

               (i) PROJECT IMPROVEMENTS. Advances may be used for effecting improvements (the "Improvement Advances") as follows to the following projects.

                    A. THE GREENS OF LAS VEGAS and Joey's Restaurant. Up to a maximum of $1,500,000.00 of the Kohl's Ranch Loan proceeds shall be used to fund improvements (furniture, fixtures, equipment and minor remodeling, but no material new construction) to The Greens of Las Vegas Golf Center leasehold estate including renovation and equipping the ILX Sales Center, office space therein and Joeyss.s Restaurant to be located in the Carriage House, located in Las Vegas, Nevada.

                    B. LOS ABRIGADOS RESORT. Up to a maximum of $1,000,000.00 of the Kohl's Ranch Loan proceeds shall be used to fund improvements (furniture, fixtures, equipment and more extensive remodeling, to include new construction) to the old sales center of the Los Abrigados Resort, in order to convert same into eight additional residential units. These additional residential units shall be subject to the lien of the deed of trust encumbering the Los Abrigados Resort for the benefit of Lender.

                    C. KOHL'S RANCH. Up to a maximum of $500,000.00 of the of the Kohl's Ranch Loan proceeds shall be used to fund improvements (furniture, fixtures, and equipment and more extensive remodeling to include new construction) to the certain residential units within the Kohl's Ranch project, including the Platinum Unit.

                    D. BELL ROCK INN. Up to a maximum of $1,200,000.00 of the Kohl's Ranch Loan proceeds shall be used to fund improvements (furniture, fixtures, equipment and minor remodeling, but no material new construction) to the Bell Rock Inn.

               (ii) SEDONA WORLDWIDE INC. STOCK PURCHASE. Up to a maximum of $1,000,000.00 of the Kohl's Ranch Loan proceeds shall be Advanced to fund ILX's purchase of 8,000,000 shares of Sedona Worldwide Inc. (the "Sedona Worldwide Advance").

               (iii) SUMS DUE LENDER. The balance of the increased Kohl's Ranch Loan funding may be used for the purpose, and solely for the purpose, of ILX's payment of sums due Lender including, without limitation, the Modification Fee described below in the amount of $10,000.00, the 1% Advance Fee due Lender with respect to any Advance under the Kohl's Ranch Loan, and the payment of Lender's Expenses incurred in connection with this Amendment.

          g. NOTICE PROVISIONS. Any notices to Lender pursuant to the Kohl's Ranch Loan Documents, shall be made as follows:

               If to Lender: Litchfield Financial Corporation
                             13701 West Jewell Avenue, Suite 200
                             Lakewood, CO  80228
                             Attention: Alicia-Ann J. Duncanson, Loan Manager
                             Facsimile: (303) 985-5375

               with copy to: Textron Financial Corporation
                             333 East River Drive
                             East Hartford, CT 06108
                             Attention: Nicholas Mecca, Division President Facsimile:(860) 283-9053

               and:          Textron Financial Corporation
                             40 Westminster Street
                             Providence, RI 02903
                             Attention: Legal Department
                             Facsimile: (401) 621-5040
               with copy to: James E. Brown, Esq.
                             James E. Brown & Associates, P.C.
                             1350 17th Street, Suite 306
                             Denver, CO  80202
                             Facsimile:  (303) 825-2828

          h. CROSS-COLLATERALIZATION AND CROSS DEFAULT. The collateral pledged for the Kohl's Ranch Loan also collateralizes the Combination Loan, the Global Loan, the Non Conforming Loan and any other loan or obligation, now or in the future, from the ILX Entities, their affiliates, or any of them, to Lender. Likewise, the collateral pledged to secure the Combination Loan, the Global Loan, the Non Conforming Loan or any other obligation now or in the future owed by the ILX Entities, or any of them, or any of their affiliates to Lender also collateralizes the Kohl's Ranch Loan. Subject to the provisions set forth above in paragraph 4.e. concerning the application of release fees, Lender may apply the collateral or proceeds thereof it receives to any of the obligations collateralized thereby, in Lender's sole discretion. Likewise, the occurrence of an Event of Default under the Kohl's Ranch Loan shall constitute an Event of Default under the Combination Loan, the Global Loan, the Non Conforming Loan and any other loan or obligation now or in the future, from the ILX Entities, their affiliates, or any of them to Lender, and an Event of Default under the Combination Loan, the Global Loan, the Non Conforming Loan, or any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any other of them, to Lender, shall be an Event of Default under the Kohl's Ranch Loan.

     5. CONDITIONS TO FUNDING. Anything to the contrary herein notwithstanding, Lender shall have no obligation to make any subsequent Advance under the Kohl's Ranch Loan unless and until each of the following requirements are satisfied or waived by Lender, in writing, in Lender's sole discretion:

          a. EXECUTION OF DOCUMENTS. The ILX Entities shall have executed and delivered to Lender (or cause to be recorded or filed for record with the appropriate governmental office) the following documents in connection herewith:
(i) this Amendment, (ii) the Allonge to Secured Construction Promissory Note in the form appended hereto as EXHIBIT A, (iii) a Supplemental Security Agreement in the form appended hereto as EXHIBIT B, (iv) UCC-1 Financing Statements evidencing and perfecting Lender's first priority security interest in the additional collateral described in the Supplemental Security Agreement; (v) an Amended and Restated Deed of Trust encumbering all now and hereafter acquired timeshare intervals and units owned by and/or conveyed to PVC (other than intervals located in the Carriage House, in Las Vegas Nevada, which shall be excluded from said Amended and Restated Deed of Trust) in the form appended hereto as EXHIBIT C, (vi) a Collateral Assignment of Lease with respect to the Master Lease between the County of Clark, Nevada and ILX Resorts Incorporated pertaining to the Greens of Las Vegas in the form appended hereto as EXHIBIT D (which Collateral Assignment of Lease will be released by Lender after the ILX Entities have repaid $2,000,000.00 of the additional $5,200,000.0 to be loaned by Lender pursuant to this Amendment), and (vii) such other documents or agreements as may be reasonably required by Lender, including, without limitation, an opinion of counsel in form and substance satisfactory to Lender.

          b. NO EVENT OF DEFAULT. No Event of Default shall have occurred, nor shall any condition exist which, with the passage of time or the giving of notice, shall constitute an Event of Default.

          c. PAYMENT OF MODIFICATION FEE. ILX shall have paid Lender a loan modification fee in the amount of $10,000.00 in consideration of Lender's execution of this Amendment.

          d. LENDER'S EXPENSES. ILX shall have paid Lender's Expenses incurred in the investigation, negotiation, preparation and administration of this Amendment and related Loan Documents, including, without limitation, Lender's reasonable attorneysss. fees and costs, and any fees and expenses of Lender incurred in the administration of the subject Loans, including, without limitation, any expenses incurred by Lender or any construction inspector retained on behalf of Lender (including, without limitation, travel costs) in inspecting the subject projects or the improvements thereto.

          e. ILX's REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any of the ILX Entities in any Loan Document shall be true and correct. The ILX Entities hereby each ratify, restate, reaffirm, republish and confirm the representations, warranties and covenants set forth in the Kohl's Ranch Loan Documents, the Combination Loan Documents, and the Global Loan Documents. In addition, the ILX Entities hereby warrant and represent to Lender that Lender's mortgage and security interest in all now owned and hereafter acquired timeshare intervals and units owned by and/or conveyed to Premiere Vacation Club (other than Carriage House intervals, in which Lender shall have no security interest) is and will at all times be a properly perfected first and prior security interest therein, and that no other creditor holds any security interest in said inventory save and except as follows: Bank of Enid, Oklahoma holds a first priority deed of trust with respect to 1,827 Timesharing Intervals located at VCA Tucson.

          f. CONDITIONS TO SPECIFIC ADVANCES.

               (i) IMPROVEMENT ADVANCES.

                    (A) DISBURSEMENTS. So long as no Event of Default shall have occurred, funds shall be disbursed by Lender for the purposes of effecting the improvements to the projects set forth above in paragraph 4.f.(i) not to exceed the amounts set forth therein on the following terms and conditions. All requests for funding shall be in writing and shall be made through ILX's completion and submission of a construction loan request in the form appended hereto as EXHIBIT E, or such other form as Lender may require. ILX shall have provided Lender a written budget satisfactory to Lender in its discretion for the improvements to be effected at the subject project, supported by bids, cost estimates, contracts or other documentation reasonably satisfactory to Lender, which budget shall be updated in writing as necessary by ILX. Each such disbursement shall be made on written request of ILX only for the purpose of funding the cost of improvements in place or materials delivered to the job site and properly installed or securely stored therein as evidenced by invoices or other documentation reasonably satisfactory to Lender, in accordance with the plans and specifications therefore supplied to and approved by Lender in its reasonable discretion. Lender shall have the right to make inspections of the subject projects and improvements and all the improvements for which disbursement of Loan proceeds shall be satisfactory to Lender and its construction inspector, if any. All improvements to the subject project to the date of disbursement shall have been paid for in full (or subject only to applicable retainage) as evidenced by lien waivers or other documentation reasonably satisfactory to Lender. With respect to furniture, fixtures, equipment and personalty paid for in whole or in part by Advances, Lender shall have, and the ILX Entities hereby grant to Lender, a duly perfected first priority security interest in same. The cost of completing the subject improvements at no time shall exceed the undisbursed balance of the Loan proceeds pertaining to the subject project (and if the cost of completing the subject improvements at any time exceeds the undisbursed balance of the Loan proceeds pertaining to the subject project, ILX shall immediately pay to Lender for deposit into a non-interest bearing Loan account an amount equal to any such excess, which amounts shall be disbursed by Lender pursuant to the provisions of this paragraph). No funds shall be advance by Lender for the purposes of effecting the improvements to the Bell Rock Inn until the ILX Entities have executed and delivered to Lender an additional security agreement and UCC-1 financing statements perfecting Lender's security interests in the furniture, fixtures, and equipment acquired with Lender's funding.

                    (B) REPRESENTATIONS AND WARRANTIES. Each request for a disbursement for improvement purposes constitutes the representation and warranty of the ILX Entities that each of the foregoing conditions have been satisfied and that: the subject disbursement will be used only for the purposes set forth in the request for disbursement; that all improvements to the subject project have been paid in full; that no Event of Default or any condition which, with the giving of notice or the passage of time, would constitute an Event of Default, exists; that the balance of the Loan proceeds pertaining to the subject project are sufficient to complete the improvements to the subject project; and that all other representations, warranties, covenants and agreements of the ILX Entities in this Amendment and the other Loan Documents are true and correct and .

               (ii) SEDONA WORLDWIDE ADVANCE. Lender shall fund the Sedona Worldwide Advance only through an escrow pursuant to which the stock certificate evidencing ILX's ownership of the 8,000,000 shares of Sedona Worldwide Inc. purchased therewith is delivered to Lender in order to perfect Lender's first priority security interest in such shares and their proceeds, which ILX hereby grants to Lender. On or before the Sedona Worldwide Advance, ILX shall execute and deliver to Lender a Stock Pledge And Security Agreement in the form appended hereto as EXHIBIT F.

     6. AMENDMENTS TO GLOBAL LOAN AND GLOBAL LOAN DOCUMENTS. The Global Loan and Global Loan Documents are hereby amended in the following respects:

          a. DECREASE IN MAXIMUM LINE AMOUNT. The Maximum Line Amount of the Global Loan as set forth in the Global Loan Documents is hereby decreased from $40,000,000.00 to $30,000,000.00.

          b. NOTICE PROVISIONS. Any notices to Lender pursuant to the Global Loan Documents shall be made as follows:

               If to Lender: Litchfield Financial Corporation
                             13701 West Jewell Avenue, Suite 200
                             Lakewood, CO  80228
                             Attention: Alicia-Ann J. Duncanson, Loan Manager
                             Facsimile:  (303) 985-5375

               with copy to: Textron Financial Corporation
                             333 East River Drive
                             East Hartford, CT 06108
                             Attention: Nicholas Mecca, Division President
                             Facsimile: (860) 283-9053

               and:          Textron Financial Corporation
                             40 Westminster Street
                             Providence, RI 02903
                             Attention: Legal Department
                             Facsimile: (401) 621-5040

               with copy to: James E. Brown, Esq.
                             James E. Brown & Associates, P.C.
                             1350 17th Street, Suite 306
                             Denver, CO  80202
                             Facsimile: (303) 825-2828

          c. CROSS-COLLATERALIZATION AND CROSS DEFAULT. The collateral pledged for the Global Loan also collateralizes the Combination Loan, the Kohl's Ranch Loan, the Non Conforming Loan and any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any of them, to Lender. Likewise, the collateral pledged to secure the Combination Loan, the Kohl's Ranch Loan, the Non Conforming Loan or any other obligation now or in the future owed by the ILX Entities, or any of them, or any of their affiliates to Lender also collateralizes the Global Loan. Subject to the provisions set forth above in paragraph 4.e. concerning the application of release fees, Lender may apply the collateral or proceeds thereof it receives to any of the obligations collateralized thereby, in Lender's sole discretion. Likewise, the occurrence of an Event of Default under the Global Loan shall constitute an Event of Default under the Combination Loan, the Kohl's Ranch Loan, the Non Conforming Loan and any other loan or obligation now or in the future, from the ILX Entities, their affiliates, or any of them to Lender, and an Event of Default under the Combination Loan, the Kohl's Ranch Loan, the Non Conforming Loan, or any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any other of them, to Lender, shall be an Event of Default under the Global Loan.

     7. AMENDMENT TO COMBINATION LOAN. The Combination Loan and the Combination Loan Documents are hereby amended as follows:

          a. MODIFICATION AND APPLICATION OF RELEASE FEES. The release fees payable to Lender with respect to the Los Abrigados (Stand Alone) and San Carlos project (Premiere Vacation Club), and the Premiere Vacation Club, shall be amended and applied as set forth above in paragraphs 4.d. and 4.e.

          b.  NOTICE   PROVISIONS.   Any  notices  to  Lender  pursuant  to  the
Combination Loan Documents shall be made as follows:

               If to Lender: Litchfield Financial Corporation
                             13701 West Jewell Avenue, Suite 200
                             Lakewood, CO  80228
                             Attention: Alicia-Ann J. Duncanson, Loan Manager
                             Facsimile:  (303) 985-5375

               with copy to: Textron Financial Corporation
                             333 East River Drive
                             East Hartford, CT 06108
                             Attention: Nicholas Mecca, Division President
                             Facsimile: (860) 283-9053

               and:          Textron Financial Corporation
                             40 Westminster Street
                             Providence, RI 02903
                             Attention: Legal Department
                             Facsimile: (401) 621-5040

               with copy to: James E. Brown, Esq.
                             James E. Brown & Associates, P.C.
                             1350 17th Street, Suite 306
                             Denver, CO  80202
                             Facsimile:  (303) 825-2828

          c. CROSS-COLLATERALIZATION AND CROSS DEFAULT. The collateral pledged for the Combination Loan, or any of them, also collateralizes the Global Loan, the Kohl's Ranch Loan, the Non Conforming Loan, as modified now or in the future, and any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any of them, to Lender. Likewise, the collateral pledged to secure the Global Loan, the Kohl's Ranch Loan, the Non Conforming Loan or any other obligation now or in the future owed by the ILX Entities, or any of them, or any of their affiliates to Lender also collateralizes the Combination Loan. Subject to the provisions set forth above in paragraph 4.e. concerning the application of release fees, Lender may apply the collateral or proceeds thereof it receives to any of the obligations collateralized thereby, in Lender's sole discretion. Likewise, the occurrence of an Event of Default under the Combination Loan shall constitute an Event of Default under the Global Loans, the Kohl's Ranch Loan, the Non Conforming Loan and any other loan or obligation now or in the future, from the ILX Entities, their affiliates, or any of them to Lender, and an Event of Default under the Global Loan, the Kohl's

Ranch Loan, the Non Conforming Loan, or any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any other of them, to Lender, shall be an Event of Default under the Combination Loan.

     8. AMENDMENTS TO NON CONFORMING LOAN AND NON CONFORMING LOAN DOCUMENTS. The Non Conforming Loan and Non Conforming Loan Documents are hereby amended in the following respects:

          a. NOTICE PROVISIONS. Any notices to Lender pursuant to the Non Conforming Loan Documents shall be made as follows:

               If to Lender: Litchfield Financial Corporation
                             13701 West Jewell Avenue, Suite 200
                             Lakewood, CO  80228
                             Attention: Alicia-Ann J. Duncanson, Loan Manager
                             Facsimile: (303) 985-5375

               with copy to: Textron Financial Corporation
                             333 East River Drive
                             East Hartford, CT 06108
                             Attention: Nicholas Mecca, Division President
                             Facsimile: (860) 283-9053

               and:          Textron Financial Corporation
                             40 Westminster Street
                             Providence, RI 02903
                             Attention: Legal Department
                             Facsimile: (401) 621-5040

               with copy to: James E. Brown, Esq.
                             James E. Brown & Associates, P.C.
                             1350 17th Street, Suite 306
                             Denver, CO  80202
                             Facsimile: (303) 825-2828

          b. CROSS-COLLATERALIZATION AND CROSS DEFAULT. The collateral pledged for the Non Conforming Loan also collateralizes the Global Loan, the Kohl's Ranch Loan, the Combination Loan and any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any of them, to Lender. Likewise, the collateral pledged to secure the Global Loan, the Kohl's Ranch Loan, the Combination Loan, or any other obligation now or in the future owed by the ILX Entities, or any of them, or any of their affiliates to Lender also collateralizes the Non Conforming Loan. Subject to the provisions set forth above in paragraph 4.e. concerning the application of release fees, Lender may apply the collateral or proceeds thereof it receives to any of the obligations collateralized thereby, in Lender's sole discretion. Likewise, the occurrence of an Event of Default under the Non Conforming Loan shall constitute an Event of Default under the Global Loans, the Kohl's Ranch Loan, the Combination Loan and any other loan or obligation now or in the future, from the ILX Entities, their affiliates, or any of them to Lender, and an Event of Default under the Global Loan, the Kohl's Ranch Loan, the Combination Loan, or any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any other of them, to Lender, shall be an Event of Default under the Non Conforming Loan.

     9. GOVERNING LAW AND VENUE. This Amendment shall be construed and enforced according to the laws of the State of Colorado. The parties stipulate and agree that the exclusive jurisdiction and venue for any dispute arising under this Amendment, the Kohl's Ranch Loan Documents, the Combination Loan Documents, the Global Loan Documents, or any other Loan Document shall be in Jefferson County, Colorado. Provided, however, that nothing herein shall preclude Lender's institution of proceedings in the State of Arizona or any other state in which any ILX Entity or affiliate maintains offices, facilities or assets.

     10. EXCLUSIVE RIGHT TO FINANCE. ILX hereby grants Lender and its successors and assigns the following exclusive rights to provide financing to The Greens of Las Vegas Golf Center as follows:

          a. RECEIVABLES FINANCING. The exclusive right to purchase, hypothecate or otherwise finance all timeshare sales, club membership sales, receivables generated, originated or otherwise owned by the ILX Entities, or any of them, or their successors, assigns, or any of their affiliated entities and originated at The Greens of Las Vegas Golf Center.

     Provided, however, that the foregoing provisions shall not require Lender to provide any such financing, and any such financing shall be evidenced only by subsequent written agreement between the parties, and shall be subject to the approval of Lender and its Credit Committee, in their sole discretion. And, provided further, that if Lender acknowledges in writing that Lender is unable or unwilling to provide the above-described financing, ILX may obtain said financing from other sources.

     11. MISCELLANEOUS.

          a. WAIVER. No waiver by Lender of any default or breach by the ILX Entities or any of them hereunder or under the other Loan Documents referenced herein shall be implied from any omission by Lender to take, or any delay in taking, action on account of such default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by the ILX Entities or any of them requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act. Notwithstanding anything set forth herein to the contrary, if no notice of a default or waiver is required hereunder and none has been given, Lender shall not be deemed to have waived any rights which it may have hereunder until seven (7) days following receipt by it of written notice from the ILX Entities or any of them alerting Lender to the fact that the time for exercising any right or remedy hereunder has elapsed without exercise thereof and such time for exercise shall automatically be extended to seven (7) days following notice, said right shall conclusively be deemed to have been waived by Lender. The intent of this paragraph is to avoid unintentional waivers by Lender of any of its rights hereunder.

          b. NO DUTY OF LENDER. Nothing in this Amendment shall impose or imply any duty or obligation whatsoever upon Lender, and Lender shall be under no duty to take any action to preserve rights of the ILX Entities or any of them with respect to any of the security held by Lender for the Obligations. The ILX Entities or any of them waive any and all impairment of recourse and/or impairment of collateral defenses which it may possess against the Lender.

          c. SURVIVAL. The warranties, representations and agreements set forth herein survive the closing hereof.

          d. MERGER. This Amendment represents the culmination of all prior negotiations, representations, and agreements between the parties with respect to the purchase and sale contemplated hereby. All such prior negotiations, representations, and agreements are merged herein.

          e. PREPARATION OF AMENDMENT. The parties hereto acknowledge that this Amendment has been negotiated and prepared in an arms-length transaction and that both Lender and the ILX Entities and each of them have negotiated all the terms contained herein. Accordingly, the parties agree that neither party shall be deemed to have drafted the Amendment and the Amendment shall not be interpreted against any party as the draftsman.

          f. OTHER ACTS AND DOCUMENTS. The parties agree to undertake such other acts and execute such other documents as may be reasonably necessary to effect the purpose and intent of this Amendment.

          g. ADVICE OF COUNSEL. Each party acknowledges to the other that such party has been advised by legal counsel in connection with the negotiation and execution of this Amendment and that each party understands the terms and conditions contained herein and that each has entered into this Amendment voluntarily.

          h. JURY WAIVER. THE ILX ENTITIES AND EACH OF THEM HEREBY KNOWINGLY AND VOLUNTARILY WAIVE THEIR RIGHT TO A JURY TRIAL IN THE EVENT OF ANY DISPUTE OR LITIGATION ARISING HEREUNDER OR UNDER ANY LOAN DOCUMENT OR ANY DOCUMENT EXECUTED IN CONNECTION THEREWITH.

          i. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

          j. FACSIMILE DELIVERY. Counterparts of this Amendment may be executed by facsimile signature, which shall be effective upon delivery of a copy of this Amendment bearing said facsimile signature.

     IN WITNESS WHEREOF the parties hereto have set their hands and seals on the day and date appearing above intending to be legally bound.


                                        ILX ENTITIES:
                                        ILX RESORTS INCORPORATED

                                        By: ____________________________________
                                            Joseph P. Martori, Chairman


                                        LOS ABRIGADOS PARTNERS LIMITED
                                        PARTNERSHIP

                                        By: ____________________________________

                                        Its: ___________________________________


                                        PREMIERE DEVELOPMENT INCORPORATED

                                        By: ____________________________________

                                        Its: ___________________________________

                                        ILE SEDONA INCORPORATED

                                        By: ____________________________________

                                        Its: ___________________________________


                                        VCA TUCSON INCORPORATED

                                        By: ____________________________________

                                        Its: ___________________________________


                                        VCA SOUTH BEND INCORPORATED

                                        By: ____________________________________

                                        Its: ___________________________________


                                        VCA NEVADA INCORPORATED

                                        By: ____________________________________

                                        Its: ___________________________________


                                        LENDER:

                                        LITCHFIELD FINANCIAL CORPORATION

                                        By: ____________________________________

                                        Its: ___________________________________

                              SCHEDULE OF EXHIBITS

EXHIBIT A      Allonge to Secured Construction Promissory Note
EXHIBIT B      Supplemental Security Agreement
EXHIBIT C      Amended and Restated Deed of Trust
EXHIBIT D      Collateral Assignment of Lease
EXHIBIT E      Construction Loan Disbursement Request Form
EXHIBIT F      Stock Pledge and Security Agreement

                                    EXHIBIT A

                 ALLONGE TO MARCH 19, 1999 SECURED CONSTRUCTION
              PROMISSORY NOTE IN PRINCIPAL AMOUNT OF $2,830,000.00
                     BY ILX RESORTS INCORPORATED AS BORROWER

     The above-referenced and attached Promissory Note is hereby modified in the following respects:

     1. INCREASE IN MAXIMUM OF KOHL'S RANCH LOAN. The maximum principal amount of the attached March 19, 1999 Secured Construction Promissory Note is hereby increased from $2,830,000.00 to $8,030,000.00.

     2. EXTENSION OF KOHL'S RANCH LOAN BORROWING PERIOD. The period during which Lender will make non-revolving Advances to Borrower hereunder is hereby extended to March 31, 2003 (the "Extended Borrowing Period").

     3. EXTENSION OF MATURITY DATE. The Maturity Date of the Kohl's Ranch Loan is hereby extended from April 15, 2003 to April 1, 2006, at which time all unpaid principal and interest shall be fully due and payable. The minimum quarterly principal reduction payment required under the March 19, 1999 Secured Construction Promissory Note after the end of the Extended Borrowing Period is hereby increased from $176,813.00 (which shall be paid during the Extended Borrowing Period) to an amount equal to one twelfth the outstanding principal balance due on the last day of the Extended Borrowing Period. By way of example, in the event the principal balance is $6,000,000.00 on the last day of the Extended Borrowing Period, the minimum quarterly principal reduction payment would be $500,000.00 ($6,000,000.00 divided by 12) per quarter until this Secured Construction Promissory Note is paid in full.

     4. AMOUNT AND APPLICATION OF TIMESHARING INTERVALS FROM KOHL'S RANCH WHICH ARE SOLD BY PREMIERE VACATION CLUB. With regard to the sale of Timesharing Intervals from Kohl's Ranch, which are sold by Premiere Vacation Club, Borrower shall pay release fees to Lender in the amount of $1,615.00 per sale of annually occurring Timesharing Interval and $970.0000 per sale of biannually occurring Timesharing Interval , which amounts shall be applied by Lender to sums due pursuant to the attached Secured Construction Promissory Note. Provided, however, that after the occurrence of any Event of Default, Lender may apply such release fees to any obligations due to Lender by Borrower or its affiliates, in Lender's sole discretion.

     EFFECTIVE as of October 31, 2001.


                                        BORROWER:

                                        ILX RESORTS INCORPORATED

                                        By: ____________________________________
                                            Joseph P. Martori, Chairman

                                   EXHIBIT B
                         SUPPLEMENTAL SECURITY AGREEMENT

                                    EXHIBIT C
            AMENDED AND RESTATED PREMIERE VACATION CLUB DEED OF TRUST

                                    EXHIBIT D
             COLLATERAL ASSIGNMENT OF THE GREENS OF LAS VEGAS LEASE

                                    EXHIBIT E
                            CONSTRUCTION LOAN REQUEST


_______, 200_


Litchfield Financial Corporation
13701 West Jewell Avenue, Suite 200
Lakewood, CO  80228

Re: Amendment to Loan Documents ("AMENDMENT") between Litchfield Financial Corporation ("LENDER") and ILX Resorts Incorporated, an Arizona corporation ("ILX"); Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("Abrigados"), Premiere Development Incorporated, an Arizona corporation ("Premiere"), ILE Sedona Incorporated, an Arizona corporation ("ILE"), VCA Tucson Incorporated, an Arizona corporation ("VCA Tucson"), VCA South Bend Incorporated, an Arizona corporation ("VCA South Bend") (collectively, "Borrower"), dated as of October 31, 2001 concerning, INTER ALIA, $3,700,000.00 project improvement component of $8,030,000.00 loan facility (the "LOAN")

Ladies and Gentlemen:

     In accordance with the terms of that certain Amendment dated October 31, 2001, Borrower desires to obtain an Advance in the amount of $__________ on _______________, 200__. Unless otherwise defined herein, terms used herein with initial capital letters shall have the same meaning assigned to such terms in the Amendment.

     In order to induce LENDER to make such Advance, Borrower hereby represents and warrants the following to LENDER:

          1. No Default or Event of Default has occurred under the Amendment or any of the Loan Documents referenced therein and no Event of Default will occur under the Amendment or any of the Loan Documents referenced therein as a result of the Advance requested herein.

          2. All of Borrower's representations and warranties under the Amendment and the Loan Documents referenced therein and the other Security Documents are true and correct as of the date hereof, and after giving effect to the making of such requested Advance, will be true and correct as of the date on which such Advance is made.

          3. The applicable conditions to the making of an Advance as set forth in the Amendment have been satisfied as of the date hereof, including, without limitation, the conditions set forth in paragraph 9 of the Amendment.

          4. The following information is true and correct as of the date hereof and will be true and correct as of the date on which the aforesaid requested Advance is to be made:

               A.   Aggregate original principal amounts of all
                    Advances made in prior months:                    $_________


               B.   Additional original principal amounts of all
                    Advances made during the current month:           $_________

               C.   All Construction Costs ($______________) and FF&E
                    Costs ($______________) incurred to date of the
                    requested Advance                                 $_________

               Total Amount Available for Borrowing:                  $_________

          5. As more fully set forth in the Attachments hereto, the Advance requested hereby is to be applied as follows:

          Construction Costs             _______________
          FF&E Costs                     _______________

          Attached hereto is a calculation of all retainages with respect to the portion of the requested Advance to be used to pay for Construction Costs.

          6.The chief executive office of the Borrower, and all its books and records, are located at

     ___________________________________________.

          7. The Collateral is free and clear of all Liens and other encumbrances, except for the Lien of LENDER granted pursuant to the Security Documents and the other encumbrances specifically permitted by the terms of the Amendment.

          8. Attached to this request is a [CONSTRUCTION COST CERTIFICATE\ FINAL CONSTRUCTION COST CERTIFICATE] together with all required exhibits thereto, including, without limitation, a copy of the draft endorsement to the applicable Title Insurance Policy , if any, in connection with the requested Advance. All payments of premiums in respect thereof have been made.

          9. The requested Advance should be disbursed as provided in the Amendment. Any funds to be disbursed directly to the Borrower shall be delivered as follows:________________________________________.

          10. The information set forth herein is true, correct and complete, and Borrower acknowledges that, in connection with making an Advance under the Loan, LENDER is relying on the information contained herein (including the attachments hereto) and certified, both on behalf of the Borrower and the undersigned, individually, as being true, correct and complete.

          11. All of the representations and warranties made in connection with any prior Subsequent Advance are true and correct as of the date hereof, and after giving effect to the making of the requested Advance will be true and correct as of the date on which such Subsequent Advance is made.

                         _______________________________

                         By: ___________________________

                         By: ___________________________
                         Name: _________________________
                         Title:_________________________

                                  ATTACHMENT A
        [Construction Cost Certificate\Non-construction Cost Certificate\
                      Final Construction Cost Certificate]

To be accompanied by AIA Documents G 702, G703 and G 704 as applicable

                          CONSTRUCTION COST CERTIFICATE

DATE: ______________, 200__
TO:   LITCHFIELD FINANCIAL CORPORATION (THE "LENDER")

FROM: ILX RESORTS INCORPORATED, AN ARIZONA CORPORATION ("ILX"); LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, AN ARIZONA LIMITED PARTNERSHIP ("ABRIGADOS"), PREMIERE DEVELOPMENT INCORPORATED, AN ARIZONA CORPORATION ("PREMIERE"), ILE SEDONA INCORPORATED, AN ARIZONA CORPORATION ("ILE"), VCA TUCSON INCORPORATED, AN ARIZONA CORPORATION ("VCA TUCSON"), VCA SOUTH BEND INCORPORATED, AN ARIZONA CORPORATION ("VCA SOUTH BEND") (COLLECTIVELY, THE "BORROWER")

RE: CERTIFICATION FOR ADVANCES WITH RESPECT TO THE __________________ PROJECT UNDER THAT CERTAIN AMENDMENT BETWEEN THE BORROWER AND THE LENDER DATED AS OF OCTOBER 31, 2001 (THE "AMENDMENT")

     This Construction Cost Certificate is being delivered to the LENDER by the Borrower pursuant to the Amendment. All capitalized terms used herein shall have the meanings assigned thereto by the Amendment. The Borrower hereby makes the following statements to the LENDER and acknowledges that the LENDER is relying on this Construction Cost Certificate and the attachments hereto in making Advances to the Borrower under the Amendment:

     1. Attached hereto as Attachment #1 is:

          (a) an Application and Certificate for Payment (AIA Document G702) dated __________, addressed to the Borrower, executed by the General Contractor (whose signature is duly notarized) and certified and executed by the Architect (or if there is no General Contractor or Architect, executed by ILX Resorts Incorporated on behalf of Borrower), and

          (b) a fully completed Continuation Sheet (AIA Document G703) that shows, under the "Description of Work" column set forth therein, each construction line item classification of the project budget and the scheduled value thereof as provided in the project budget. The foregoing Attachment #1 and the statements and calculations set forth therein are true and correct.

     2. Attached hereto as Attachment #2 is the Architect's Construction Cost Certificate dated ___________, addressed to the LENDER and executed by the Architect (or if there is no General contractor or Architect, executed by ILX Resorts Incorporated on behalf of Borrower), and, at Lender's option, Lender's inspector. The foregoing Attachment #2 and the statements and calculations set forth therein are true and correct.

     3. Attached hereto as Attachment #3, if applicable, is a certificate from the General Contractor, if any, to the Borrower and the LENDER dated ____________________. The foregoing Attachment #3 and the statements and calculations set forth therein are true and correct.

     The Borrower confirms that:

          (a) The aggregate costs incurred by the Borrower in respect of construction costs and FF&E costs pertaining to the subject project up to and including the date of this certificate is $_________________,

          (b) The unutilized principal amount under the Amendment with respect to the subject project is $_________________ and said sum is sufficient to satisfy the remaining construction costs and FF&E costs

     4. The Borrower certifies that on Attachment #4 hereto is an accurate calculation of the total amount of the scheduled value of each construction line item in the applicable project budget completed as of the date of this certificate and the portion of such completed scheduled value (a) paid for by prior Advances, (b) deferred as retainage, and (c) to be paid for by the currently requested Advance.

     5. The Borrower certifies that attached to this certificate as Attachment #5 is the evidence (copies of canceled checks, paid-in-full invoices and other evidence of payment) of the application of the proceeds of any prior Advances not previously accounted for in a prior Construction Cost Certificate or under paragraph 3 above (including, without limitation, proceeds used to pay for furniture, fixture, equipment, marketing costs and sales commissions).

     6. The Borrower certifies that the comparisons on Attachment #6 attached hereto of the actual costs incurred in respect of each line item in the Budget to the projected amounts thereof are true and correct and that the explanations of the material variances in respect thereof on said Attachment #6 are true and correct

     7. The Borrower certifies that the title report issued by the applicable title insurance company, if any, and attached as Attachment #7 hereto is true and correct, that no lien or exception to title and no mechanic's, materialmen's, labor's or other similar Lien is of record with respect to the subject project.

                                        ILX RESORTS INCORPORATED

                                        By: _________________________
                                        Name: _______________________
                                        Title: ______________________

                                  ATTACHMENT #1
       APPLICATION AND CERTIFICATE FOR PAYMENT AND CONTINUATION STATEMENT

                                  ATTACHMENT #2

                    ARCHITECT'S CONSTRUCTION COST CERTIFICATE

DATE: _________________, 200__

TO:             LITCHFIELD FINANCIAL CORPORATION (THE "LENDER")

FROM: ___________________ ("ARCHITECT") AND _____________ ("LENDER'S INSPECTOR")

RE: CERTIFICATION FOR ADVANCES UNDER THAT CERTAIN AMENDMENT DATED OCTOBER 31, 2001 BY AND BETWEEN ILX RESORTS INCORPORATED, AN ARIZONA CORPORATION ("ILX"); LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, AN ARIZONA LIMITED PARTNERSHIP ("ABRIGADOS"), PREMIERE DEVELOPMENT INCORPORATED, AN ARIZONA CORPORATION ("PREMIERE"), ILE SEDONA INCORPORATED, AN ARIZONA CORPORATION ("ILE"), VCA TUCSON INCORPORATED, AN ARIZONA CORPORATION ("VCA TUCSON"), VCA SOUTH BEND INCORPORATED, AN ARIZONA CORPORATION ("VCA SOUTH BEND") (COLLECTIVELY, THE "BORROWER") AND THE LENDER (THE "AMENDMENT")

     I. The undersigned architect, as the Architect, certifies to the LENDER that (a) this certificate is being issued in connection with the Construction Cost Certificate to which this certificate is attached and (b) each of the following statements is true and correct:

          (i) the Architect has inspected Property (as defined in the Amendment) and reviewed the aforesaid Construction Cost Certificate and the attachments thereto,

          (ii) the aforesaid Construction Cost Certificate and the attachments thereto are satisfactory to the Architect,

          (iii) the construction at Property has been in accordance with the Plans (as defined in the Amendment) and has been in compliance with all applicable laws,

          (iv) the unexpended construction portion of the Budget (as defined in the Amendment) is adequate to complete the construction of Resort,

          (v) $____________, which the Architect understands is the aggregate principal amount of the Advances (as defined in the Amendment) currently outstanding and used to finance construction costs, is less than the aggregate cost of the construction work currently in place,

          (vi) the completion of the construction at Resort can reasonably be expected to occur on or before _______________________, and

          (vii) the only modifications or changes to Budget or Plans not previously disclosed in a prior Architect's Construction Cost Certificate are set forth below:

                                  [Disclosures]

     II. The undersigned architect, as the Lender's Inspector, certifies to the LENDER that (a) this certificate is being issued in connection with the Construction Cost Certificate to which this certificate is attached and (b) each of the following statements is true and correct:

          (i) the Lender's Inspector has inspected Resort and reviewed the aforesaid Construction Cost Certificate and the attachments thereto,

          (ii) the aforesaid Construction Cost Certificate and the attachments thereto are satisfactory to the Lender's Inspector,

          (iii) the construction at Resort has been in accordance with the Plans and has been in compliance with all applicable laws,

          (iv) the unexpended construction portion of the Budget is adequate to complete the construction of Resort,

          (v) $____________, which the Lender's Inspector understands is the aggregate principal amount of the Advances currently outstanding and used to finance construction costs, is less than the aggregate cost of the construction work currently in place,

          (vi) the completion of the construction at Resort can reasonably be expected to occur on or before _________________________, and

          (vii) the only modifications or changes to the Budget or the Plans not previously disclosed in a prior Architect's Construction Cost Certificate are set forth below:

                                  [Disclosures]

By: _______________________________
Name: _____________________________
Title: ____________________________


By: _______________________________
Name: _____________________________
Title: ____________________________

                                  ATTACHMENT #3

                  SPECIAL CERTIFICATE OF THE GENERAL CONTRACTOR

DATE: ________________, 200__

TO: LITCHFIELD FINANCIAL CORPORATION (THE "LENDER") AND ILX RESORTS INCORPORATED, AN ARIZONA CORPORATION ("ILX"); LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, AN ARIZONA LIMITED PARTNERSHIP ("ABRIGADOS"), PREMIERE DEVELOPMENT INCORPORATED, AN ARIZONA CORPORATION ("PREMIERE"), ILE SEDONA INCORPORATED, AN ARIZONA CORPORATION ("ILE"), VCA TUCSON INCORPORATED, AN ARIZONA CORPORATION ("VCA TUCSON"), VCA SOUTH BEND INCORPORATED, AN ARIZONA CORPORATION ("VCA SOUTH BEND") (COLLECTIVELY, THE "BORROWER")

FROM: ____________________________________ (THE "GENERAL CONTRACTOR")

RE: CERTIFICATION FOR ADVANCES UNDER THAT CERTAIN AMENDMENT BETWEEN THE BORROWER AND THE LENDER DATED AS OF OCTOBER 31, 2001 (THE "AMENDMENT")

         The undersigned contractor, as the General Contractor, certifies to each of the Borrower and the LENDER that each of the following is true and correct:

          (a) the construction at the Property has been in accordance with the Construction Documents (as such term is defined in the Construction Contract),

          (b) the undersigned contractor has fully paid for (except in respect of contractually permitted retainages) all of the work, labor, fuel, materials and/or equipment furnished by it or by its subcontractors, materialmen and/or suppliers in respect of the construction of the Resort, or the progress payments in respect thereof, as the case may be, through each of the dates for each prior application and certificate for which the undersigned contractor has been paid prior to the date of this certificate,

          (c) the copies of canceled checks, paid-in-full invoices and other evidence of payment (as shall have been previously declared to be acceptable to the Borrower and LENDER) attached hereto are bona fide evidence of the payment in full of the subcontractors, materialmen and/or suppliers referred to in clause (b) above in respect of the work of such persons described in clause (b) above,

          (d) the copies of invoices and other documentation (as shall have been previously declared to be acceptable to the Borrower and LENDER) attached hereto are bona fide evidence of the amount of work, labor, fuel, materials and/or equipment actually done, supplied or completed in respect of the payments referred to in clause (C) above and valid mechanic's, materialman's and laborer's unconditional lien waivers or releases attached hereto or previously delivered cover all of the aforesaid work, labor, fuel, materials and/or equipment,

          (e) the copies of the invoices and bills of the costs of the undersigned contractor and the costs of its subcontractors, materialmen and/or suppliers and/or applications for payment submitted by it and by its subcontractors for progress payments which, in each case, are to be satisfied (less any retained amount thereof), in whole or part, with the Advance (as defined in the Amendment) contemplated to be made in connection with this certificate and which are attached hereto are bona fide evidence of the amount or amounts owed to the undersigned contractor and to such subcontractors, materialmen and suppliers for work completed [since the last certificate submitted by the undersigned contractor][since the commencement of construction], and

          (f) the mechanic's, materialmen's and laborer's progress lien waivers or releases attached hereto cover all of the costs of such mechanics, materialmen and laborers to be paid from the Advance contemplated to be made in connection with this certificate (and such condition of payment shall be the only condition to which such waivers or releases shall be subject).

References above to subcontractors, materialmen and suppliers shall mean and include any subcontractor, materialman or supplier having a contract to supply in the aggregate, or actually supplying in the aggregate, $_____________ or more of labor, materials and/or supplies.

__________________________________

By: ______________________________
Name: ____________________________
Title: ___________________________

COPIES OF CANCELED CHECKS, PAID-IN-FULL INVOICES AND OTHER EVIDENCE OF PAYMENT

  COPIES OF THE INVOICES AND BILLS OF THE COSTS OF THE COSTS OF SUBCONTRACTORS,
           MATERIALMEN AND/OR SUPPLIERS IN RESPECT OF PRIOR PAYMENTS

      MECHANIC'S, MATERIALMAN'S AND LABORER'S UNCONDITIONAL LIEN WAIVERS OR
                      RELEASE IN RESPECT OF PRIOR PAYMENTS

   COPIES OF THE INVOICES AND BILLS OF THE COSTS OF THE UNDERSIGNED CONTRACTOR AND THE COSTS OF ANY SUBMITTING SUBCONTRACTORS, MATERIALMEN AND/OR SUPPLIERS

            MECHANIC'S, MATERIALMAN'S AND LABORER'S PROGRESS PAYMENT
                             LIEN WAIVERS OR RELEASE

                                 ATTACHMENT #4

===================================================================================================================
    FF&E and Sales,          Total Actual Costs Incurred
Marketing & Other Costs         to the Date of this           Projected Total Costs to      Explanation of Material
Line Item in the Budget              Certificate                 Have Been Incurred                 Variance
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                                  ATTACHMENT #5
                COPIES OF CANCELED CHECKS, PAID-IN-FULL INVOICES
                          AND OTHER EVIDENCE OF PAYMENT

                                 ATTACHMENT #6
                          VARIANCE CONSTRUCTION BUDGET

===================================================================================================================
    FF&E and Sales,          Total Actual Costs Incurred
Marketing & Other Costs         to the Date of this           Projected Total Costs to      Explanation of Material
Line Item in the Budget              Certificate                 Have Been Incurred                 Variance
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                                 ATTACHMENT # 7
                                  TITLE REPORT

                                    EXHIBIT F
                       STOCK PLEDGE AND SECURITY AGREEMENT